U.S. FRANCHISE SYSTEMS, INC.

                1996 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

                  U.S. Franchise Systems, Inc., a Delaware corporation (the "Company"), hereby formulates and adopts the following 1996 Stock Option Plan (the "Plan") for Non-Employee Directors of the Company.

                  1. Purpose. The purpose of the Plan is to secure for the Company the benefits of the additional incentive inherent in the ownership of Class A Common Stock, par value $.01 per share, of the Company ("Class A Common Stock") by non-employee directors of the Company and to help the Company secure and retain the services of such non-employee directors.

                  2. Administration. The Plan is intended to be a self-governing formula plan. To this end, the Plan requires minimal discretionary action by any administrative body with regard to any transaction under the Plan. To the extent, if any, that questions of administration arise, these shall be resolved by the Board of Directors of the Company (the "Board of Directors").

                  Subject to the express provisions of the Plan, the Board of Directors shall have plenary authority to interpret the Plan, to prescribe, amend and rescind the rules and regulations relating to it and to make all other determinations deemed necessary and advisable for the administration of the Plan. The determination of the Board of Directors shall be conclusive.

                  3. Class A Common Stock Subject to Options. Subject to the adjustment provisions of Section 13 below, a maximum of 125,000 shares of Class A Common Stock may be made subject to options granted under the Plan. If, and to the extent that, options granted under the Plan shall terminate, expire or be canceled for any reason without having been exercised, new options may be granted in respect of the shares covered by such terminated, expired or canceled options. The granting and terms of such new options shall comply in all respects with the provisions of the Plan.

                  Shares sold upon the exercise of any option granted under the Plan may be shares of authorized and unissued Class A Common Stock, shares of issued Class A Common Stock held in the Company's treasury or both.

                  There shall be reserved at all times for sale under the Plan a number of shares, of either authorized and unissued shares of Class A Common Stock, shares of Class A Common Stock held in the Company's treasury, or both, equal to the maximum number of shares that may be purchased pursuant to options granted or that may be granted under the Plan.



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         4. Grant of Options.

                  (a) IPO Awards. Each person who is an Eligible Director (as defined in Section 5) on the effective date of the initial public offering of the shares of Class A Common Stock pursuant to an effective registration statement under the Securities Act of 1933 (the "IPO Effective Date") shall receive an option to receive 2,000 shares of Class A Common Stock on the IPO Effective Date.

                  (b) Initial Awards. Each person who is first elected, appointed or otherwise first becomes an Eligible Director after the IPO Effective Date shall receive an option to purchase 2,000 shares of Class A Common Stock as of the date on which such person first becomes an Eligible Director.

                  (c) Subsequent Awards. On January 1st of each year, each person who is an Eligible Director on such date will automatically receive an option to purchase 2,000 shares of Class A Common Stock for service as a director of the Company.

                  (d) Type of Options. All options granted under the Plan shall be "nonqualified" stock options subject to the provisions of section 83 of the Internal Revenue Code of 1986, as amended (the "Code").

         5. Individuals Eligible. Only directors of the Company who are not employees of the Company or any affiliate of the Company ("Eligible Directors") shall participate in the Plan. A director receiving an option pursuant to the Plan is hereinafter referred to as an "Optionee."

         6. Price.

                  (a) The option price of each share of Class A Common Stock purchasable under any option granted pursuant to the Plan on the IPO Effective Date shall be equal to the offering price per share of Class A Common Stock in connection with the registered initial public offering of the Class A Common Stock.

                  (b) The option price of each share of Class A Common Stock purchasable under any option granted pursuant to the Plan after the IPO Effective Date shall be the Fair Market Value (as defined below) thereof at the time the option is granted.

                  (c) For purposes of the Plan, "Fair Market Value" of a share of Class A Common Stock shall mean:

                           (i) the mean between the high and low sales prices of
the shares of Class A Common Stock as reported on the composite tape for securities traded on the New York Stock Exchange for the immediately preceding trading date (or if not then trading on the New York Stock Exchange, the mean between the high and low sales price of the shares of Class A Common Stock on the stock exchange or


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over-the-counter market on which the shares of Class A Common Stock are principally trading on such date), or if, there were no sales on such date, on the closest preceding date on which there were sales of shares of Class A Common Stock; or

                           (ii) in the event there shall be no public market for
the shares of Class A Common Stock on such date, the fair market value of the shares of Class A Common Stock as determined in good faith by the Board of Directors based upon the valuation of an independent appraiser.

         7. Duration of Options.

                  (a) Each option granted hereunder shall vest and become exercisable in full on the one year anniversary of the date such option is granted; provided that the Optionee is in the service of the Company as a director on such date. In the event of the termination of the Optionee's service as a director of the Company prior to the one year anniversary of the date such option is granted, such option shall automatically and without notice terminate and become null and void.

                  (b) Notwithstanding any provision of the Plan to the contrary (other than Section 7(a)), the unexercised portion of any option granted under the Plan shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                           (i) The expiration of 10 years from the date on which
such option was granted;

                           (ii) The expiration of one year from the date the
Optionee's service with the Company shall terminate by reason of "Disability". Termination by reason of "Disability" shall mean termination by reason of the Optionee's becoming physically or mentally incapacitated and consequent inability for a period of six months in any eighteen consecutive month period to perform his services as a director to the Company;

                           (iii) The expiration of one year from the date of the
Optionee's death, if such death occurs during service as a director;

                           (iv) The date the Optionee's service with the Company
shall terminate by reason of "Cause". Termination by reason of "Cause" shall mean termination by reason of participation and conduct during the performance of services consisting of fraud, felony, willful misconduct or commission of any act that causes or may reasonably be expected to cause substantial damage to the Company or any of its affiliates; and

                           (v) The expiration of three months from the date the
Optionee's service with the Company terminates other than by reason of death, Disability or termination for Cause.



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         8. Exercise of Options.

                  (a) An option granted under the Plan shall be deemed exercised when the person entitled to exercise the option:

                           (i) Delivers written notice to the Company at its
principal business office, directed to the attention of its Chief Financial Officer, of the decision to exercise; and

                           (ii) concurrently tenders to the Company full payment
for the shares to be purchased pursuant to such exercise.

                  (b) Payment for shares with respect to which an option is exercised may be made in cash, check or money order or by Class A Common Stock owned by the Optionee for at least six months prior to exercise.

         9. Nontransferability of Options. No option or any right evidenced thereby shall be transferable in any manner other than by will or the laws of descent and distribution, and, during the lifetime of an Optionee, only the Optionee (or the Optionee's court-appointed legal representative) may exercise an option.

         10. Rights of Optionee. Neither the Optionee nor the Optionee's executor or administrator shall have any of the rights of a stockholder of the Company with respect to the shares subject to an option until certificates for such shares shall actually have been issued upon the due exercise of such option. No adjustment shall be made for any regular cash dividend for which the record date is prior to the date of such due exercise and full payment for such shares has been made therefor.

         11. Right to Terminate Service. Nothing in the Plan or in any option shall confer upon any Optionee the right to continue in the services of the Company or affect the right of the Company to terminate the Optionee's service at any time, subject, however, to the provisions of any agreement between the Company and the Optionee.

         12. Nonalienation of Benefits. No right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. To the extent permitted by applicable law, no right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefits.

         13. Adjustment Upon Changes in Capitalization, etc. In the event that the Board of Directors determines that any dividend or other distribution (whether in the form of cash, shares of Class A Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger,



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consolidation, split-up, spin-off, combination, repurchase, or exchange of shares of Class A Common Stock or other securities of the Company, issuance of warrants or other rights to purchase shares of Class A Common Stock or other securities of the Company, or other similar corporate transaction or event affects the shares of Class A Common Stock such that an adjustment is determined by the Board of Directors in its discretion to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Board of Directors shall, in such manner as it may deem equitable, adjust any or all of (i) the number of shares of Class A Common Stock or other securities of the Company (or number and kind of other securities or property) with respect to which options may be granted,
(ii) the number of shares of Class A Common Stock or other securities of the Company (or number and kind of other securities or property) subject to outstanding options, and (iii) the grant or exercise price with respect to any option or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding option in consideration for the cancellation of such option.

         14. Form of Agreements with Optionees. Each option granted pursuant to the Plan shall be in writing and shall have such form, terms and provisions, not inconsistent with the provisions of the Plan, as the Board of Directors shall provide for such option.

         15. Purchase for Investment. Whether or not the options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended, each person exercising an option under the Plan may be required by the Company to give a representation in writing that such person is acquiring such shares for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Company will endorse any necessary legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Optionee upon the exercise of any option granted under the Plan.

         16. Termination and Amendment of Plan and Options.

                  (a) Unless the Plan shall theretofore have been terminated as hereinafter provided, options may be granted under the Plan, as provided in
Section 4 hereof, prior to the tenth anniversary of the Effective Date (as defined in Section 17) on which date the Plan will expire, except as to options then outstanding under the Plan. Such options shall remain in effect until they have been exercised, have expired or have been canceled.

                  (b) The Plan may be terminated or amended at any time by the Board of Directors; provided, however, that (i) any such amendment shall comply with all applicable laws and applicable stock exchange listing requirements,
(ii) the provisions of the Plan with respect to eligibility for participation or the timing or amount of grants of awards and the option price shall not be amended more than once every six months (other than to comport with changes in the Code or the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder) and (iii) any amendment for which stockholder approval is necessary to comply with


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any tax or regulatory requirement, including for theses purposes any approval requirement which is a prerequisite for exemptive relief from section 16(b) of the Securities Exchange Act of 1934 (provided that the Company is subject to the requirements of such section as of the date of such action), shall not be effective until such approval has been obtained.

                  (c) No termination, modification or amendment of the Plan, without the consent of the Optionee, may adversely affect the rights of such person with respect to any option previously granted under the Plan.

         17. Effective Date of Plan. The Plan shall become effective upon approval of the Plan by the Company's stockholders (the "Effective Date").

         18. Government and Other Regulations. The obligation of the Company with respect to options granted under the Plan shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agency as may be required, including, without limitation, the effectiveness of any registration statement required under the Securities Act of 1933, as amended, and the rules and regulations of any securities exchange on which the Class A Common Stock may be listed.

         19. Withholding. The Company's obligation to deliver shares of Class A Common Stock in respect of any option granted under the Plan shall be subject to any applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax, if any, due upon the exercise of any option, may be paid in shares of Class A Common Stock (including the withholding of shares subject to an option).

         20. Separability. If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan not declared to be unlawful or invalid. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

         21. Non-Exclusivity of the Plan. Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitation on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

         22. Exclusion from Pension and Profit-Sharing Computation. By acceptance of an option, each Optionee shall be deemed to have agreed that such grant is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment


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under any pension, retirement or other employee benefit plan of the Company or any of its affiliates. In addition, such option will not affect the amount of any life insurance coverage, if any, provided by the Company on the life of the Optionee.

                  23. Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware

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